SIGNAL APPAREL COMPANY, INC.

                    SUBSCRIPTION AND STOCK PURCHASE AGREEMENT

     This Subscription and Stock Purchase Agreement (this "Agreement") is entered into as of the 12th day of March, 1999, by and between Signal Apparel Company, Inc., an Indiana corporation (the "Company") and BNY Financial Corporation, an Indiana corporation ABNY@).

     The parties hereto agree as follows:

     1. Purchase and Sale. In consideration of and upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth in this Agreement:

          1. Initial Shares. The Company agrees to issue and sell to BNY, and BNY agrees to purchase from the Company, on the Closing Date specified in
     Section 2 hereof, 1,166,667 newly issued shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), at a purchase price equal to ONE CENT ($0.01) per share. The shares of Common Stock purchased pursuant to this Section 1.a. are referred to herein as the "Initial Shares".

          2. Additional Stock. The Company agrees to issue and sell to BNY, and BNY agrees to purchase from the Company, on the Closing Date specified in
     Section 2 hereof, 625,000 newly issued shares of the Company's Common Stock, at a purchase price equal to ONE CENT ($0.01) per share. The shares of Common Stock purchased pursuant to this Section 1.b. are referred to herein as the "New Shares" and the New Shares together with the Initial Shares are referred to herein as the "Shares". Without limiting the transfer restrictions set forth in this Agreement, BNY may not offer, sell, transfer or otherwise dispose of more than 208,333 of the New Shares per each succeeding year commencing on December 31, 1999.

          3. Warrant. In consideration of the purchase of the New Shares by BNY, the Company will issue to BNY on the Closing Date a warrant (the "Warrant") having the terms set forth in the Warrant Certificate in the form attached hereto as Exhibit A, to purchase shares of Common Stock (the "Warrant Certificate"). The shares of Common Stock issuable pursuant to the Warrant are referred to herein as the "Warrant Shares".

     2. Closing Date Purchase. The delivery of the Initial Shares, the New Shares and the Warrant shall occur at a closing (the AClosing@) to be held at 10:00 a.m., New York time, on March 12, 1999 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, 919 Third Avenue, New York, New York 10022, or on such other date or at such other location as agreed to by the Company and BNY (such date of the Closing referred to hereinafter as the "Closing Date"). Payment shall be made at the Closing by delivery of a wire transfer of same day funds denominated in U.S. dollars, unless otherwise agreed in writing with the Company. 1.

     3. Representations and Warranties of the Company. The Company represents and warrants to BNY as follows:

          1. Organization and Standing. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana and has all requisite corporate power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified or licensed to do business and is in good standing as a foreign corporation in all jurisdictions in which it owns or leases property or in which the conduct of its business requires it to be so qualified or licensed, except where the failure to be so qualified or licensed would not, individually or in the aggregate, have a material adverse effect on the business, assets, results of operations or condition (financial or otherwise) of the Company.

          2. Authorization. All corporate action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, and for the authorization, issuance and delivery of the Shares and the Warrant being sold under this Agreement, has been taken. This Agreement has been duly executed and delivered by the Company, and assuming that this Agreement has been duly executed and delivered by each of the other parties hereto, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors' rights generally or by general equitable principles.

          3. Validity of Shares. The Shares and the Warrant, when issued, sold and delivered in accordance with the terms of this Agreement, shall be duly and validly issued, and fully paid and the Shares shall be nonassessable.

          4. Securities Act. The sale of Shares and the Warrant in accordance with the terms of this Agreement (assuming the accuracy of the representations and warranties of BNY contained in Section 5 hereof) is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act").

          5. The Company has reserved 375,000 shares for issuance pursuant to the Warrant. When issued to BNY against payment therefor in accordance with the terms of this Agreement and the Warrant Certificate, the Warrant and each Warrant Share:

          (1) will have been duly and validly authorized, duly and validly issued, fully paid and non-assessable;

          (2) will be free and clear of any security interests, liens, claims or other encumbrances (other than those resulting solely from actions by BNY); and

          (3) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company.

     4. Registration Provisions.

          a. The Company shall at its own expense, file a registration statement (the "Registration Statement") under the Securities Act covering the sale or resale of the Initial Shares and the Warrant Shares, and shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective not later than 270 calendar days after the Closing Date, provided that BNY shall have provided such information and cooperation in connection therewith as the Company may request.

          b. The Company shall, by each of December 31, 1999, December 31, 2000 and December 31, 2001 (each a "Filing Date"), at its own expense, file a Registration Statement under the Securities Act covering the sale or resale of 208,333 New Shares (as such number may be adjusted pursuant to Section 8 hereof), and shall use its commercially reasonable best efforts to cause such Registration Statement to be declared effective not later than 270 calendar days after the Filing Date, provided that BNY shall have provided such information and cooperation in connection therewith as the Company may request.

          b. The Company shall use its commercially reasonable best efforts to cause any Registration Statement filed pursuant to this Section 4 to remain effective for so long as BNY is the owner of the Shares or the Warrant Shares.

          c. The Company will use its  commercially  reasonable best efforts to:
     (i) provide a transfer agent and registrar for all Shares and Warrant Shares and a CUSIP number for all Shares and Warrant Shares; (ii) use its commercially reasonable best efforts to comply with all applicable rules and regulations of the Security and Exchange Commission (the "SEC"); and
     (iii) file the documents required of the Company.

          d. The Company may postpone, for up to three (3) months, the filing or the effectiveness of any registration required by Sections 4.a. or 4.b. if the board of directors of the Company determines in good faith that such registration would have a material adverse effect on any proposal or plan of the Company to engage in any extraordinary transaction.

          e. The Company may include in any registration pursuant to Sections 4.a. or 4.b. newly-issued shares of Common Stock to be sold by the Company on a primary basis.

          f. It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 4 in respect of the securities which are to be registered that BNY shall furnish to the Company such information regarding the securities held by BNY and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company.

          g. Notwithstanding any other provisions of this Section 4, the Company shall not be obligated to register any Warrant Shares of any holder after such Warrant Shares are deemed to be freely tradable securities pursuant to Rule 144(k) under the Securities Act.

     4. Representations, Warranties and Agreements of BNY. BNY represents and warrants to the Company as follows:

          1. Authorization. The execution and delivery by BNY of this Agreement and the consummation by BNY of this Agreement and the transactions contemplated hereby have been duly authorized by all necessary action on the part of BNY. BNY represents and warrants that this Agreement, when executed and delivered by it, will constitute its valid and legally binding obligation, enforceable against BNY in accordance with its terms, except to the extent the enforceability thereof may be limited by bankruptcy laws, insolvency laws, reorganization laws, moratorium laws or other laws affecting creditors= rights generally or by general equitable principles.

          2. Investment Representations.

               1. This Agreement is made in reliance upon BNY's  representations to the Company,  which by execution hereof BNY hereby  confirms,  that
          (A) the Shares and the Warrant to be received by it will be acquired by it for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof in violation of applicable federal or state securities laws, and (B) it has no current intention of selling, granting participation in or otherwise distributing the same in violation of applicable federal or state securities laws. By executing this Agreement, BNY further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person, or to any third person, with respect to any of the Shares or the Warrant in violation of applicable federal or state securities laws.

               2. BNY understands that neither the Shares nor the Warrant has been registered under the Securities Act on the basis that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof and regulations issued thereunder, and that the reliance of the Company on such exemption is predicated on representations of BNY set forth herein.

     5. Legends.

          1. BNY acknowledges that all certificates evidencing the Shares and the Warrant shall bear the following legend:

                              "TRANSFER RESTRICTED

          THE  SECURITIES   REPRESENTED  BY  THIS   CERTIFICATE  HAVE  NOT  BEEN
          REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT".

          The legend set forth above shall be removed and the Company shall issue a certificate without such legend if, unless otherwise required by state securities laws, (a) such shares are sold pursuant to an effective registration statement under the Securities Act, or (b) such holder provides the Company with assurances satisfactory to the Company that such shares may be publicly sold pursuant to Rule 144 (or similar regulation hereinafter adopted) without restriction.

          2. The certificates evidencing the Shares and the Warrant shall also bear any legend required by any applicable state securities law.

          3. The Company shall make a notation regarding the restrictions on transfer of the Shares in its stock books, and the Shares shall be transferred on the books of the Company only if such Shares are transferred or sold pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption therefrom.

          6. Sale and Repurchase Option.

          1. Beginning on December 31, 1999, once each calendar year thereafter for three such years, BNY shall have the right, but not the obligation, to have the Company purchase up to 388,889 Initial Shares from BNY at a purchase price of $1.50 per Share (the "Put Option"); provided, however, that such Put Option may only be exercised if the average closing bid price of the Company's Common Stock for the five trading days prior to the date of the exercise of the Put Option is less than $1.50. When and as permitted under this Section 7.a., BNY may exercise the Put Option by delivering written notice (the "Put Notice") to the

     Company which shall include the following: (i) the number of Initial Shares to be purchased by the Company from BNY (the "Put Shares"), (ii) the aggregate consideration to be paid for the Put Shares and (iii) the date and time fixed for the consummation of such sale, which such date shall not be less than ten business days nor more than thirty business days following the date of the Put Option Notice.

          2. The Company shall have the right, but not the obligation (the "Call Option"), at any time while BNY is the holder of all or any of the Initial Shares, to purchase all or any portion of the Initial Shares from BNY for a purchase price of $3.00 per share. When and as permitted under this Section 7.b., WG Trading Company, LP ("WG") may exercise the Call Option on behalf of the Company by delivering written notice (the "Call Notice") to BNY and such notice shall contain the following: (i) the number of Initial Shares to be acquired by WG from BNY (the "Call Shares"), (ii) the aggregate consideration to be paid for the Call Shares and (iii) the date and time fixed for the consummation of such purchase, which such date shall not be less than ten business days nor more than thirty business days following the date of the Call Notice.

     7. Adjustments. In the event that the Company shall declare a dividend or make a distribution on or with respect to the outstanding shares of its Common Stock in the form of shares of its Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares, combine its outstanding shares of Common Stock into a smaller number of shares or sell shares of Common Stock for a price less than the fair market value for such shares, then, in each such event, the number of New Shares and Warrant Shares issuable and the per share price of such New Shares and Warrant Shares stated in this Agreement in effect at the time of the record date for such dividend or distribution or the effective date of such subdivision or combination shall be proportionately adjusted, if necessary, as determined in good faith by the Board of Directors of the Company, so that BNY shall be entitled to receive the aggregate number of shares of Common Stock that BNY would have received immediately following such action if BNY had exercised its rights immediately prior to such action. Such adjustment shall be made successively whenever any event specified above shall occur.

     8. Conditions to the Obligations of BNY at Closing. The obligations of BNY under this Agreement are subject to the fulfillment of each of the following conditions:

          1. Representations and Warranties. The representations and warranties of the Company contained in Section 5 hereof shall be true and correct as of the date of this Agreement and as of the Closing Date, with the same force and effect as if they had been made on and as of the Closing Date.

          2. Performance. The Company shall have performed in all material respects and materially complied with each and all of its covenants and agreements contained in this Agreement required to be performed or complied with by it on or before the Closing Date.

          3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares and the Warrant pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date.

     9. Conditions to the Obligations of the Company at Closing. The obligations of the Company under this Agreement are subject to the fulfillment of each of the following conditions:

          1. Representations and Warranties. The representations and warranties of BNY contained in Section 5 hereof shall be true and correct as of the date of this Agreement and as of the Closing Date with the same force and effect as if they had been made on and as of the Closing Date.

          2. Performance. BNY shall have performed in all material respects all of its obligations and materially complied with each and all of its covenants and agreements contained in this Agreement required to be performed or complied with on or prior to the Closing, including without limitation the execution and delivery of the agreements and undertakings provided for in this Agreement.

          3. Qualifications. All authorizations, approvals or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful issuance and sale of the Shares and the Warrant pursuant to this Agreement shall have been obtained and shall be effective on and as of the Closing Date.

     10. Covenants.

          1. Financial Statement. The Company will, and at any time when the Company has subsidiaries will cause each of its subsidiaries to, maintain a standard system of accounts in accordance with generally accepted accounting principles consistently applied, and the Company will, and will cause each of its subsidiaries to, keep full and complete financial records.

          2. Offer or Sale. Neither BNY nor any of its affiliates nor any person acting on its or their behalf will at any time offer or sell any of the Shares or Warrant Shares other than pursuant to registration under the Securities Act or pursuant to an available exemption therefrom.

          3. Restriction on Re-Sale of New Shares. BNY shall not offer, sell or transfer the New Shares, except as provided in Section 1.b. hereof.

          4. Further Assurances. Each party hereto shall cooperate with the others, and execute and deliver, or use all reasonable efforts to cause to be executed and delivered, all such other instruments, including instruments of conveyance, assignment and transfer, and to make all filings with and to obtain all consents, approvals or authorizations of any governmental or regulatory authority or any other person or entity under any permit, license, agreement, indenture or other instrument, and take all such other actions as such party may reasonably be requested to take by the other parties hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transactions contemplated hereby.

     11. Miscellaneous

          1. No Waiver; Modifications in Writing. This Agreement, together with the Exhibits hereto, sets forth the entire understanding of the parties, and supersedes all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof. No waiver of or consent to any departure from any provision of this Agreement shall be effective unless such waiver or consent is signed in writing by the party entitled to the benefit thereof and written notice of any such waiver or consent is given to each party hereto as set forth below. Except as otherwise provided herein, no amendment, supplement, modification or termination of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and BNY. Any amendment, supplement or modification of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement, no notice to or demand on the Company or BNY in any case shall entitle the Company or BNY to any other or further notice or demand in similar or other circumstances.

          2.  Notices.  All  notices  and  other  communications   necessary  or
     contemplated under this Agreement shall be in writing and shall be delivered in the manner specified herein or, in the absence of such specification, shall be deemed to have been duly given when delivered by hand, one day after sending by overnight delivery service, upon receipt of written confirmation if sent by telecopy, or three days after sending by certified mail, postage prepaid, return receipt requested to the respective addresses of the parties set forth below:

                  If to BNY:           BNY Financial Corporation
                                       1290 Avenue of the Americas
                                       New York, NY 10104
                                       Telecopy:  (212) 408-4384
                                       Attention:  Thomas Strachan

                  If to the Company:   Signal Apparel Company, Inc.


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

                                       700 5th Avenue
                                       7th Floor
                                       New York, NY 10018
                                       Telecopy:  (212) 354-5314
                                       Attention:  Howard Weinberg

                  With a copy to:      Skadden, Arps, Slate, Meagher & Flom LLP
                                       919 3rd Avenue
                                       New York, NY 10022
                                       Telecopy: (212) 735-2000
                                       Attention: Robert Copen


     By notice complying with the foregoing provisions of this Section 12.b., each party shall have the right to change the mailing address for future notices and communications to such party.

          3. Execution of Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

          4. Binding Effect; Assignment. The rights and obligations of BNY under this Agreement may only be assigned to another person with the prior written consent of the Company. Except as expressly provided in this Agreement, this Agreement shall not be construed so as to confer any right or benefit upon any person other than the parties to this Agreement and their respective successors and assigns. This Agreement shall be binding upon the Company and BNY and their respective successors and assigns.

          5. Governing Law. This Agreement shall be governed by the laws of the State of New York as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

          6. Severability of Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          7. Exhibits and Headings. All Exhibits to this Agreement shall be deemed to be a part of this Agreement. The Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

          8. Consent to Jurisdiction. Each of the Company and BNY, by its execution hereof, (i) hereby irrevocably submits to the exclusive jurisdiction of the state courts of the State of New York for the purposes of any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof, (ii) hereby waives, to the extent not prohibited by applicable law, and agrees not to assert by way of motion, as a defense or otherwise, in any such claim or action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in the above-named court is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court, and (iii) hereby agrees not to commence any claim or action arising out of or based upon this Agreement or relating to the subject matter hereof other than before the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such claim or action to any court other than the above-named courts whether on the grounds of inconvenient forum or otherwise. The Company and BNY hereby consent to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 12.b. hereof is reasonably calculated to give actual notice.

          9. WAIVER OF RIGHT TO JURY TRIAL. EACH OF THE COMPANY AND BNY, BY ITS EXECUTION HEREOF, WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN OR AMONG THEM RELATING TO THE SUBJECT MATTER OF THIS TRANSACTION AND THE RELATIONSHIP THAT IS BEING ESTABLISHED. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND BNY ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. EACH OF THE COMPANY AND BNY FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREE-

     MENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                                 SIGNAL APPAREL COMPANY, INC.


                                                 By:  /s/ Howard Weinberg
                                                    ---------------------------
                                                 Title: Chief Financial Officer
                                                    ---------------------------


                                                 BNY FINANCIAL CORPORATION


                                                 By:  /s/ Joseph Grimaldi
                                                    ---------------------------
                                                 Title:  President
                                                      -------------------------